UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

WACCAMAW BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WACCAMAW BANKSHARES, INC.

110 North J.K. Powell Boulevard

Whiteville, North Carolina 28472

(910) 641-0044

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 20, 2006

NOTICE is hereby given that the Annual Meeting of Shareholders of Waccamaw Bankshares, Inc. (the “Company”) will be held as follows:

Place:	Vineland Station Train Depot
701 S. Madison Street
Whiteville, North Carolina 28472

Date:	April 20, 2006

Time:	7:00 p.m.

The purposes of the meeting are:

1.	To elect three members of the Board of Directors for three-year terms.

2.	To ratify the appointment of Larrowe & Company, P.L.C. as the Company’s independent public accountants for 2006.

3.	To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

By Order of the Board of Directors

/s/ James G. Graham
James G. Graham
President and Chief Executive Officer

March 10, 2006

WACCAMAW BANKSHARES, INC.

110 North J.K. Powell Boulevard

Whiteville, North Carolina 28472

(910) 641-0044

PROXY STATEMENT

Mailing Date: On or about March 10, 2006

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 20, 2006

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of Waccamaw Bankshares, Inc. (the “Company”) for the Annual Meeting of Shareholders of the Company to be held at the Vineland Station Train Depot, 701 S. Madison Street, Whiteville, North Carolina, at 7:00 p.m. on April 20, 2006, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are Freda H. Gore, David A. Godwin and Crawford Monroe Enzor, III. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the three nominees for director named in Proposal 1 below and FOR Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with E. Autry Dawsey, Sr., Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone by the Company’s officers, directors and employees without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Record Date

The close of business on February 24, 2006, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Company are the shares of common stock, no par value per share, of which 25,000,000 shares are authorized and 4,564,587 shares were outstanding on December 31, 2005. As of December 31, 2005, there were approximately 1,907 holders of record of the Company’s common stock.

Voting Procedures; Quorum; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

A majority of the shares of the Company’s common stock issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.

Assuming a quorum is present, in the case of Proposal 1 below, the three directors receiving the greatest number of votes shall be elected.

In the case of Proposal 2 below, for such proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal. Abstentions and broker nonvotes will have no effect.

Authorization to Vote on Adjournment and Other Matters

Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy to establish a quorum or to provide additional information to shareholders. However, appointments of proxy voted against one or more of the

Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Beneficial Ownership of Voting Securities

As of December 31, 2005, no shareholder known to management owned more than 5% of the Company’s common stock, except as listed below.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)(2)		PERCENT OF CLASS(3)
James G. Graham Whiteville, NC	248,454	(6)	5.27

As of December 31, 2005, the beneficial ownership of the Company’s common stock, by directors individually, and by directors and executive officers as a group, was as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)(2)		PERCENT OF CLASS(3)
M. B. (“Bo”) Biggs Lumberton, NC	31,245		*

Dr. Maudie M. Davis Tabor City, NC	45,421		*

E. Autry Dawsey, Sr. Whiteville, NC	194,042	(4)	4.24

Crawford Monroe Enzor, III Cerro Gordo, NC	158,622	(5)	3.45

James G. Graham Whiteville, NC	248,454	(6)	5.27

James E. Hill, Jr. Whiteville, NC	62,595	(7)	1.36

Alan W. Thompson Whiteville, NC	101,942	(8)	2.23

R. Dale Ward Whiteville, NC	99,188	(9)	2.16

J. Densil Worthington Chadbourn, NC	123,322	(10)	2.69

All Directors and Executive Officers as a group (14 persons)	1,149,153		23.30

*	Less than 1%.

(1)	Except as otherwise noted, to the best knowledge of the Company’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Graham – 5,760 shares; Mr. Hill – 8,640 shares; and Mr. Worthington – 24,192 shares.

(2)	Included in the beneficial ownership tabulations are the following options to purchase shares of common stock of the Company exercisable within 60 days of December 31, 2005: Mr. Biggs – 9,300 shares; Dr. Davis – 32,524 shares; Mr. Dawsey – 9,300 shares; Mr. Enzor – 32,524 shares; Mr. Graham – 152,644 shares; Mr. Hill – 23,234 shares; Mr. Thompson – 9,300 shares; Mr. Ward – 18,593 shares; and Mr. Worthington – 13,951 shares.

(3)	The calculation of the percentage of class beneficially owned by each individual and the group is based, in each case, on the sum of (1) 4,564,587 outstanding shares of common stock; and (2) options to purchase common stock capable of being exercised by the individual or group within 60 days of December 31, 2005.

(4)	Includes 29,022 shares held by Mr. Dawsey as custodian for grandchildren.

(5)	Includes 82,224 shares held by members of Mr. Enzor’s immediate family.

(6)	Includes 47,848 shares held in the Company’s 401(k) Plan as to which Mr. Graham exercises voting power.

(7)	Includes 412 shares held by Mr. Hill’s spouse as custodian for their child.

(8)	Includes 2,000 shares held by Mr. Thompson as custodian for a minor child.

(9)	Includes 758 shares held by Mr. Ward as custodian for his child.

(10)	Includes 11,376 shares held by Mr. Worthington as custodian for his child.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Company’s common stock. To the best knowledge of management of the Company, all such required reports have been filed on a timely basis.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s bylaws provide that its Board of Directors shall consist of between five and sixteen members, as determined by the Board of Directors or the shareholders, and that they shall be staggered into terms of one, two, and three years in as equal numbers as possible. The Board of Directors has set the number of directors of the Company at nine. Each nominated and incumbent director has served as a director of Waccamaw Bank (the “Bank”) since 1997 and as a director of the Company since the Bank’s reorganization into the bank holding company form of organization on July 1, 2001, except Mr. Graham who was first elected as a director of the Bank in 1999.

The three directors listed below, whose terms expire at the Annual Meeting, have each been renominated for a term of three years.

Name and Age	Position(s) Held	Director Since	Principal Occupation and Business Experience During the Past 5 Years
Dr. Maudie M. Davis (53)	Director	1997	Principal, South Columbus High School, Tabor City, NC.

James E. Hill, Jr. (59)	Director	1997	Partner, Hill & High, L.L.P., Attorneys at Law, Whiteville, NC; James E. Hill, Jr. Farms, Whiteville, NC (farming operations); Partner, Hill & High Real Estate, Whiteville, NC; Partner, Walker – Hill Real Estate, Whiteville, NC.

Alan W. Thompson (42)	Director	1997	President, Thompson, Price, Scott, Adams & Co., P.A. (certified public accountants), Whiteville, NC; President, Medical Billing Organization, Inc. (medical billing company), Whiteville, NC; Manager, AT Consulting Services, LLC (financial services), Whiteville, NC; Manager, TSA Rentals, LLC (rental real estate), Whiteville, NC; A & M Investments, LLC (real estate), Whiteville, NC.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

Incumbent Directors

The Company’s Board of Directors includes the following directors whose terms will continue after the Annual Meeting. Certain information regarding those directors is set forth in the following table:

Name and Age	Director Since	Term Expires	Principal Occupation and Business Experience During the Past 5 Years
M. B. (“Bo”) Biggs (51)	1997	2008	Certified Public Accountant; Chief Financial Officer, Comptroller/Secretary-Treasurer and Director, K.M. Biggs, Inc. (farming and commercial real estate management), Lumberton, NC; Chief Financial Officer, Secretary-Treasurer and Director, Biggs Park, Inc. (shopping center), Lumberton, NC.

E. Autry Dawsey, Sr. (69)	1997	2007	President and Chief Executive Officer, Premiere Management Company, Inc. (management company for the following enterprises): President, K.A.R. Enterprises, Inc. (motel); President, B&D Enterprises (real estate); President, Dawsey Investment Co., Inc. (fast food); President, Premiere Construction, Inc. (construction company); Managing Partner, Premiere Enterprises of Whiteville, LLC (real estate); President, Premiere Hospitality Group, Inc. (motel); Managing Partner, Dawcut Hospitality, LLC (hotel); President, Lake Waccamaw Convalescent Center, Inc. (nursing home); President, 701 Associates (real estate); D&H Foods (“Sonic” fast food restaurant); President, Premier Construction Company of Kannapolis.

Name and Age	Director Since	Term Expires	Principal Occupation and Business Experience During the Past 5 Years
Crawford Monroe Enzor, III (41)	1997	2007	Broker, Coldwell Banker Sloane Realty, Sunset Beach, NC.

James G. Graham (55)	1999	2008	President and Chief Executive Officer, Waccamaw Bankshares, Inc., Whiteville, NC, 2001-Present and Waccamaw Bank, Whiteville, NC, 1999-Present.

R. Dale Ward (53)	1997	2007	President, J. D. Wright Roofing Co., Inc., Tabor City, NC; Columbus County, NC, School Board, since 1994, including three years as chairman; Partner, Crown Investments, LLC (real estate).

J. Densil Worthington (51)	1997	2008	President, Worthington Funeral Home, Inc., Chadbourn, NC; Secretary/Treasurer, Independent Medical Supplies, Inc., Chadbourn, NC; Member, Worthington Enterprises, LLC, Chadbourn, NC.

Director Relationships

No director is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

The Company held 14 meetings of its Board in 2005. Each director attended 75% or more of the aggregate number of meetings of the Board and any committees on which he or she served. It is the policy of the Company that directors attend each annual meeting and any special meetings of the Company’s shareholders. All of the Company’s directors attended the 2005 Annual Meeting of Shareholders.

The Company’s Board has several standing committees, including an Executive Committee, a Nominating & Compensation Committee and an Audit Committee.

Nominating & Compensation Committee. The functions of the Nominating & Compensation Committee are performed by the Executive Committee, with the exception of Mr. Graham. While Mr. Graham consults with the Nominating & Compensation Committee on certain matters, he does not have voting rights in connection with the committee’s activities. The Nominating & Compensation Committee reviews and approves all salaries and benefits of executive officers of the Company. The duties of the Nominating & Compensation Committee also include: (i) assisting the Board, on an annual basis, by identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of shareholders; (ii) assisting the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and recommending to the Board qualified individuals to fill any such vacancy; and (iii) recommending to the Board, on an annual basis, director nominees for each committee of the Board.

The Company’s common stock is traded on the Nasdaq Capital Market and the voting members of the Nominating & Compensation Committee are “independent” as defined by Nasdaq listing standards. The bylaws of the Company state that candidates may be nominated for election to the Board of Directors by the Nominating & Compensation Committee or by any shareholder of the Company’s common stock. It is the policy of the Nominating & Compensation Committee to consider all shareholder nominations. Shareholder nominations must be submitted to the Nominating & Compensation Committee in writing on or before September 30th of the year preceding the annual meeting at which the nominee would stand for election to the Board of Directors and must be accompanied by each nominee’s written consent to serve as a director of the Company if elected. The bylaws of the Company require that all nominees for director, including shareholder nominees, have business, economic or residential ties to the Company’s market area and have owned at least 1,000 shares of the Company’s common stock since the last business day of the calendar year preceding the meeting at which the nominee is to stand for election. The Nominating & Compensation Committee has adopted a formal written charter, which was included as an exhibit to the proxy statement for the Company’s 2004 Annual Meeting of Shareholders.

Report of the Audit Committee

The Audit Committee of the Company, which met seven times during 2005, is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company’s internal audit program. The Audit Committee assesses the performance and independence of the Company’s independent auditors and recommends their appointment and retention. The Audit Committee has in place policies and procedures that involve an assessment of the performance and independence of the Company’s independent auditors, an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors.

During the course of its examination of the Company’s audit process in 2005, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Larrowe & Company, P.L.C., all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Larrowe & Company, P.L.C. disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed with Larrowe & Company, P.L.C. their independence.

Based on the review and discussions above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2005 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Larrowe & Company, P.L.C. as auditors for 2006.

The Audit Committee members are “independent” and “financially literate” as defined by Nasdaq listing standards. The Board of Directors has determined that M. B. “Bo” Biggs, CPA and Alan W. Thompson, CPA, each a member of the Audit Committee, meet the requirements adopted by the SEC for qualification as an “audit committee financial expert.” An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (ii) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the Company’s financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The Audit Committee has a written charter which is reviewed by the Committee for adequacy on an annual basis. The Audit Committee Charter was included as an exhibit to the proxy statement for the Company’s 2005 Annual Meeting of Shareholders.

This report is submitted by the Audit Committee: M. B. “Bo” Biggs, Alan W. Thompson and J. Densil Worthington.

Director Compensation

Board Fees. Each director is paid an annual retainer of $1,200. Beginning June 1, 2005, directors have been paid $600 for each Board meeting attended, except for the Chairman of the Board (or Vice-Chairman, as applicable) who has been paid $950 for each Board meeting chaired. Prior to that, directors had been paid $400 for each Board meeting attended, except for the Chairman of the Board (or Vice-Chairman, as applicable) who was paid $750 for each Board meeting chaired. Beginning June 1, 2005, directors have been paid $300 for each Committee meeting attended, except for the acting Chairman of committees, who has been paid $350 for each committee meeting chaired. Prior to that, directors had been paid $200 for each committee meeting attended, except for acting Chairman of committees, who was paid $250 for each committee meeting chaired. Mr. Graham does not receive any compensation for attending committee meetings.

1998 Nonstatutory Stock Option Plan. The shareholders of the Bank previously approved the 1998 Nonstatutory Stock Option Plan pursuant to which options are available for issuance to members of the Company’s Board of Directors and the Board of any subsidiary of the Company. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the Nonstatutory Stock Option Plan was adopted by the Company and options under such plan are now options of the Company. During the fiscal year ended December 31, 2004, each director of the Company was granted 1,500 options under the Nonstatutory Stock Option Plan. At the 2005 Annual Meeting of Shareholders, the shareholders approved an amendment to the Nonstatutory Stock Option Plan authorizing stock options covering an additional 138,136 shares of the Company’s common stock. Following this approval by the shareholders, each director of the Company was granted an option, effective as of June 16, 2005, to purchase 9,000 shares of the Company’s common stock at an exercise price of $17.60 per share, which price represented the fair market value of the Company’s common stock at the time of grant.

Executive Officers

Set forth below is certain information regarding the Company’s Executive Officers.

NAME	AGE	POSITION WITH COMPANY	BUSINESS EXPERIENCE

James G. Graham	55	Director, President and Chief Executive Officer of the Company and Waccamaw Bank	President and Chief Executive Officer, Waccamaw Bankshares, Inc., Whiteville, NC, 2001-Present and Waccamaw Bank, Whiteville, NC, 1999-Present.

Freda H. Gore	44	Vice President and Chief Operations Officer of the Company and Waccamaw Bank	Vice President and Chief Operations Officer, Waccamaw Bankshares, Inc., Whiteville, NC, 2001-Present and Waccamaw Bank, Whiteville, NC, 1997-Present.

David A. Godwin	49	Vice President and Chief Financial Officer of the Company and Waccamaw Bank	Vice President and Chief Financial Officer of Waccamaw Bankshares, Inc., Whiteville, NC, 2001-Present and Waccamaw Bank, Whiteville, NC, 2001-Present; prior to that, Comptroller, Four Seasons Screen Printing Co., Conway, SC, February 2001-July 2001; prior to that Chief Financial Officer/Comptroller, Jones Stores, Inc., Tabor City, NC, 1995-2001 (retail variety stores).

Richard C. Norris	40	Vice President and Senior Credit Officer of the Company and Waccamaw Bank	Vice President and Senior Credit Officer, Waccamaw Bankshares, Inc., Whiteville, NC, 2003-Present and Waccamaw Bank, Whiteville, NC, 2003-Present; prior to that, Senior Business Underwriter, First Citizens Bank, Raleigh, NC, 1996-2003.

Kim T. Hutchens	50	Vice President and Human Resources and Marketing Officer of the Company and Waccamaw Bank	Vice President and Human Resources and Marketing Officer, Waccamaw Bankshares, Inc., Whiteville, NC, 2005-Present and Waccamaw Bank, Whiteville, 2005-Present; prior to that, Senior Vice President of Human Resources, Bank of Granite, Granite Falls, NC, 1987-2003.

Executive Compensation

The following table shows the cash and certain other compensation paid to or received or deferred by James G. Graham and Perry Bradford Dawson for services rendered in all capacities during the fiscal years ended December 31, 2005, 2004 and 2003. No other current executive officer of the Company received compensation during 2005 that exceeded $100,000.

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)					Long Term Compensation Awards Securities Underlying Options
Name and Principal Position	Year	Salary		Bonus	Other Annual Compensation
James G. Graham, President, Chief Executive Officer and Director of Waccamaw Bankshares, Inc. and Waccamaw Bank	2005 2004 2003	$209,445 170,000 150,000		$55,094 21,190 3,706	$6,050 11,297 12,389	35,000 1,500 -0-

Perry Bradford Dawson, Senior Vice President and Chief Banking Officer of Waccamaw Bankshares, Inc. and Waccamaw Bank(2)	2005 2004 2003	$121,000 101,317 23,306	(2)	$34,353 10,000 -0-	$-0- -0- -0-	12,500 -0- -0-

(1)	In addition to compensation paid in cash, the Company’s executive officers receive certain personal benefits. However, the aggregate value of such non-cash benefits received by Mr. Graham during 2005, 2004 and 2003 did not exceed 10% of cash compensation paid to him.

(2)	Mr. Dawson became employed by the Company on October 1, 2003 and resigned from the Company on February 3, 2006.

1998 Incentive Stock Option Plan. The shareholders previously approved the 1998 Incentive Stock Option Plan (the “Incentive Option Plan”) pursuant to which options are available for issuance to officers and key employees of the Company and any of its subsidiaries. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the Incentive Option Plan was adopted by the Company and options under such plan are now options of the Company. At the 2005 Annual Meeting of Shareholders, the shareholders approved an amendment to the Incentive Stock Option Plan authorizing stock options covering an additional 138,136 shares of the Company’s stock.

The following table sets forth information regarding options to purchase shares of the Company’s common stock that were granted to Messrs. Graham and Dawson during the fiscal year ended December 31, 2005.

OPTION GRANTS IN FISCAL YEAR 2005

(INDIVIDUAL GRANTS)

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Value(1)
James G. Graham	44,000	30.9%	$17.60	Jun. 16, 2015	-0-
Perry Bradford Dawson	12,500	8.8%	17.60	Jun. 16, 2015	-0-

(1)	Stock option exercise price equal to fair market value of underlying security on the date of grant.

The following table sets forth information regarding option exercises and option values as of the end of the fiscal year ended December 31, 2005.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2005

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/Unexercisable(1)
James G. Graham	12,800	$196,480	152,644 /1,200	$1,642,594 / -0-
Perry Bradford Dawson	1,500	14,700	20,600 /14,400	$64,650 /$111,600

(1)	The closing price of the Company’s common stock on December 30, 2005 was $17.75 per share.

Employment Agreement. The Bank is party to an employment agreement dated January 1, 1999 with James G. Graham, President and Chief Executive Officer of the Bank and Company (the “Employment Agreement”). The term of the Employment Agreement is one year and on each anniversary of the effective date the term automatically extends for one year unless notice is received 90 days prior to the anniversary date that the term will not be extended. The Employment Agreement provides for an annual base salary and for discretionary bonuses and participation in other pension and profit-sharing plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with Mr. Graham’s position or made available to all other employees. Mr. Graham’s annual base salary under the Employment Agreement as of December 31, 2005 was $210,000. The Employment Agreement provides that Mr. Graham may be terminated for “cause” as defined in the Employment Agreement, and that the Employment Agreement may otherwise be terminated, in some cases with certain financial consequences, by the Bank or by Mr. Graham. The Employment Agreement provides that should the Bank terminate the Employment Agreement other than for cause within 24 months of a “change in control,” or should Mr. Graham terminate the agreement within such 24 month period because his compensation or responsibilities are reduced, or his workplace is moved an unreasonable distance from his current work place, then he shall receive 200% of his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation

No member of the Nominating & Compensation Committee is now, or formerly was, an officer or employee of the Company or the Bank. Mr. Graham makes recommendations to the Committee regarding compensation of the executive officers. Mr. Graham participates in the deliberations, but not the decisions, of the Committee regarding compensation of executive officers other than himself. He does not participate in the Committee’s discussions or decisions regarding his own compensation.

Report of the Compensation Committee

The Nominating & Compensation Committee meets on an as needed basis to review the salaries and compensation programs required to attract and retain the Company’s executive officers. While the Committee makes recommendations to the Board of Directors regarding the compensation of the executive officers, the Board of Directors ultimately determines such compensation. The salary of each of the Company’s executive officers is determined based upon the executive officer’s experience, managerial effectiveness, contribution to the Company’s overall profitability, maintenance of regulatory compliance standards and professional leadership. The Committee also compares the compensation of the Company’s executive officers with compensation paid to executives of similarly situated bank holding companies, other businesses in the Company’s market area and appropriate state and national salary data. These factors were considered in establishing the compensation of Mr. Graham during the fiscal year ended December 31, 2005. All executive officers of the Company, including Mr. Graham, are eligible to receive discretionary bonuses declared by the Board of Directors. The amount of such bonuses and incentive payments is based upon the Company’s budget and the attainment of corporate goals and objectives. Finally, the interests of the Company’s executive officers are aligned with that of its shareholders through the use of equity-based compensation, specifically the grant of stock options with exercise prices established at the fair market value of the Company’s common stock at the time of grant.

This report is submitted by the Nominating & Compensation Committee: E. Autry Dawsey, Sr., Crawford Monroe Enzor, III, Alan W. Thompson and J. Densil Worthington.

Indebtedness of and Transactions with Management

The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions will be made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and will not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

Performance Graph

The following graph compares (i) the yearly change in the cumulative total stockholder return on the Company’s common stock (WBNK) with (ii) the SNL Southeast Bank Index (SNL) and (iii) the cumulative return of the Nasdaq Composite (NASDAQ). The graph assumes that the value of an investment in the Company’s common stock and in each index was $100 on December 31, 2000, and that all dividends were reinvested. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

Source: FactSet Research Systems, SBL Financial, WBNK records

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Larrowe & Company, P.L.C., Certified Public Accountants, as the Company’s independent public accountants for 2006. A representative of Larrowe & Company, P.L.C. is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

The Company has paid Larrowe & Company, P.L.C. fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. Sometimes the Company engages Larrowe & Company, P.L.C. to assist in other areas of financial planning. The following table sets forth the fees billed to the Company by Larrowe & Company, P.L.C. in various categories during 2005 and 2004.

Category	2005 Amount Billed	2004 Amount Billed
Audit Fees:	$44,750	$42,646
Audit-Related Fees:	10,000	14,055
Tax Fees:	1,850	1,750
All Other Fees:	-0-	- 0 -

Total Fees Paid:	$56,600	$58,451

All services rendered by Larrowe & Company, P.L.C. during 2005 and 2004 were subject to pre-approval by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF LARROWE & COMPANY, P.L.C. AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2006.

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2007 ANNUAL MEETING

It is anticipated that the 2007 Annual Meeting will be held on a date during April 2007. Any proposal of a shareholder which is intended to be presented at the 2007 Annual Meeting must be received by the Company at its main office in Whiteville, North Carolina no later than November 10, 2006, in order that such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2007 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2007 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

SHAREHOLDER COMMUNICATIONS

The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to E. Autry Dawsey, Sr., Corporate Secretary, Waccamaw Bankshares, Inc., 110 North J.K. Powell Boulevard, Whiteville, North Carolina 28472, whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual director or directors addressed.

ADDITIONAL INFORMATION

A COPY OF THE COMPANY’S 2005 ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER’S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO DAVID A. GODWIN, CHIEF FINANCIAL OFFICER, WACCAMAW BANKSHARES, INC., 110 NORTH J.K. POWELL BOULEVARD, WHITEVILLE, NORTH CAROLINA 28472.

REVOCABLE PROXY

WACCAMAW BANKSHARES, INC.

110 North J.K. Powell Boulevard

Whiteville, North Carolina 28472

APPOINTMENT OF PROXY

SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Freda H. Gore, David A. Godwin and Crawford Monroe Enzor, III (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Waccamaw Bankshares, Inc. (the “Company”) held of record by the undersigned on February 24, 2006, at the Annual Meeting of Shareholders of the Company to be held at the Vineland Station Train Depot, 701 S. Madison Street, Whiteville, North Carolina, at 7:00 p.m. on April 20, 2006, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect three directors of the Company, each for a three-year term.

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as indicated otherwise below)		to vote for all nominees listed below

NOMINEES:

Dr. Maudie M. Davis

James E. Hill, Jr.

Alan W. Thompson

Instruction: To withhold authority to vote for one or more nominees, write that nominee’s name on the line below.

_______________________________________________________________________________________________

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Larrowe & Company, P.L.C. as the Company’s independent public accountants for 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND “FOR” PROPOSAL 2 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

Date: ____________________________, 2006

_______________________________ (SEAL)
(Signature)

_______________________________(SEAL)
(Signature, if shares held jointly)

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

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